Summary Prospectus

March 1, 2013

  Class / Ticker:  A / SPEGX  C / AGFCX

Alger Green Fund

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2013, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger Green Fund seeks long-term capital appreciation.

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A Shares of the Alger Family of Funds, including the Fund. More information about these and other discounts is available from your financial professional and in "Purchasing and Redeeming Fund Shares" beginning on page A-2 of the Fund's Prospectus and the sections "Right of Accumulation (Class A Shares)" and "Letter of Intent (Class A Shares)" on page 28 of the Fund's Statement of Additional Information.

Class	A		C
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a % of offering price	5.25%		None
Maximum deferred sales charge (load) as a % of purchase price or redemption proceeds, whichever is lower	1.00	%*	1.00%
Redemption Fee (as a % of amount redeemed or exchanged within 30 days)	2.00%		2.00%
Annual Fund Operating Expenses** (expenses that you pay each year as a percentage of the value of your investment)
Management Fees***	.71	%***	.71	%***
Distribution and/or Service (12b-1) Fees	.25%		1.00%
Other Expenses	.53%		.60%
Total Annual Fund Operating Expenses	1.49%		2.31%
Expense Reimbursement****	.14	%****	N/A
Total Annual Fund Operating Expenses After Expense Reimbursement	1.35%		2.31%

* Purchases of $1 million of Class A Shares at net asset value may be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase.

** The Annual Fund Operating Expenses are as of the fiscal year ended October 31, 2012, adjusted for fees currently in place.

*** The Fund and Fred Alger Management, Inc. have adopted fee breakpoints for Alger Green Fund. The management fee for assets in excess of $1 billion is .65%.

**** Fred Alger Management, Inc. has contractually agreed to reimburse Fund expenses (excluding interest, taxes, brokerage, and extraordinary expenses) through February 28, 2014 to the extent necessary to limit the total annual fund operating expenses of the Class A Shares of the Fund to 1.35% of the class's average daily net assets. This expense reimbursement cannot be terminated.

Inspired by Change, Driven by Growth.

Example

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class	1 Year	3 Years	5 Years	10 Years
A	$655	$958	$1,283	$2,200
C	$334	$721	$1,235	$2,646

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
A	$655	$958	$1,283	$2,200
C	$234	$721	$1,235	$2,646

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21.25% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any size that, in the opinion of Fred Alger Management, Inc., conduct their business in an environmentally sustainable manner, while demonstrating promising growth potential. Companies that conduct their business in an environmentally sustainable manner are companies that have developed or are developing or marketing products or services that address human needs without undermining nature's ability to support our economy into the future, have a positive or neutral impact on the environment on a relative basis, or recognize environmental sustainability as a challenge and opportunity as demonstrated through their business strategies, practices or investments.

The Fund's investment strategy consists of fundamental analysis combined with environmental sustainability analytic screens. In selecting stocks, Fred Alger Management, Inc. uses fundamental analysis to identify innovative and dynamic companies and uses screens that identify and rank stocks within an industry or sector based on several sustainability characteristics.

The Fund can leverage, that is borrow money to purchase additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

Principal Risks

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

The following risks also apply:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

•  the cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

The Fund's investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund's returns may be less than those of funds that are not subject to such special investment considerations. Moreover, companies that promote environmentally sensitive programs may not perform as well as companies that do not pursue such goals.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Performance in the bar chart does not reflect the effect of the sales charge imposed on Class A Shares of the Fund. If the bar chart reflected the applicable sales charges, returns would be less than those shown. Performance through September 23, 2008 is that of the Fund's Class N Shares, adjusted to reflect applicable sales charges (in the table) and operating expenses. Before the Fund commenced operations, substantially all of the assets of another investment company advised by Fred Alger Management, Inc., Alger Green Institutional Fund, a series of The Alger Institutional Funds, were transferred to the Fund in a tax-free reorganization. The reorganization occurred on January 11, 2007. The performance figures for the Fund's Class N Shares include the performance of the Class I Shares of Alger Green Institutional Fund prior to that date. Prior to October 19, 2006, Alger Green Institutional Fund was managed by different portfolio managers and followed different investment strategies. Performance prior to October 19, 2006 reflects that management style and does not reflect the current investment personnel and strategies of the Fund. Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class C Shares, which are not shown, will vary from those shown for Class A Shares. A "return after taxes on distributions and sale of fund shares" may sometimes be higher than the other two return figures; this happens where there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

Best Quarter:		Worst Quarter:
Q2 2009	18.32%	Q4 2008	-24.36%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2012

	1 YEAR	5 YEARS	10 YEARS	SINCE 12/4/00*
Class A (Inception 12/4/00)
Return Before Taxes	8.88%	-3.19%	7.71%	-1.12%
Return After Taxes on Distributions	8.82%	-3.20%	6.91%	-1.73%
Return After Taxes on Distributions and Sale of Fund Shares	5.77%	-2.69%	6.41%	-1.24%
Class C (Inception 9/24/08)	12.87%	-2.90%	7.48%*	-1.43%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	15.21%	3.15%	7.69%	1.31%

* Performance of the Fund's Class C Shares prior to September 24, 2008 reflects the performance of the Fund's Class A Shares, as adjusted with currently applicable sales charges and operating expenses, which differ from historical charges and expenses.

Management

Investment Manager	Fred Alger Management, Inc.
Portfolio Manager	Christopher R. Walsh, CFA Senior Vice President, Senior Analyst and Portfolio Manager Since Inception (10/19/06)

Christopher R. Walsh served as portfolio manager of Alger Green Institutional Fund from October 2006 through the reorganization described above under "Performance."

Shareholder Information

Purchasing and Redeeming Fund Shares

Minimum Investments: the following minimums apply to an account in the Fund, whether invested in Class A or Class C Shares.

In general, investors may purchase or redeem Fund shares on any business day by mail (Boston Financial Data Services, Inc., Attn: The Alger Funds, P. O. Box 8480, Boston, MA 02266-8480), online at www.alger.com, by telephone 1(800) 992-3863, or through a financial intermediary.

Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact their financial intermediary directly.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Type of Account	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Traditional IRA	500	50
Roth IRA	500	50
Coverdell ESA	500	50
SIMPLE IRA	500	50
Keogh	500	50
401(k)	500	50
Automatic Investment	500	50
Asset-based Fee Program Accounts	250	50
Minimums may be waived in certain circumstances.

Fred Alger & Company, Incorporated • 360 Park Avenue South • New York, NY 10010 • 800.992.3863 • www.alger.com

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